SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

                         -----------------------

                                FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 3, 2003

                       FLORIDA ROCK INDUSTRIES, INC.
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          (Exact name of registrant as specified in its charter)



FLORIDA                  1-7159             59-0573002
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(State or other          (Commission        (I.R.S. Employer
jurisdiction             File Number)       Identification No.)
of incorporation)

155 East 21st Street                        32206
Jacksonville, Florida
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(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (904) 355-1781

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     (Former Name or Former Address, if Changed Since Last Report)

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                      CURRENT REPORT ON FORM 8-K

                     FLORIDA ROCK INDUSTRIES, INC.

                             July 3, 2003

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ITEM 5.  OTHER EVENTS.

     On July 3, 2003, Florida Rock Industries, Inc. (the
"Company") announced that it has agreed to purchase from Lafarge
North America, Inc. all of the capital stock of Lafarge Florida, Inc. for $122,240,000 cash.

     The transaction, which is subject to usual conditions of closing including compliance with the Hart-Scott-Rodino Act, is expected to close prior to September 15, 2003.

     Reference is made to the press release filed as Exhibit 99.1 hereto. The information set forth in Exhibit 99.1 is hereby incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

     (c)  Exhibits.

     99.1 Press Release dated July 3, 2003.



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   FLORIDA ROCK INDUSTRIES, INC.



Date:  July 8, 2003                By:  /s/ John D. Milton, Jr.
                                   ------------------------------

                                   John D. Milton, Jr.
                                   Executive Vice President,
				   Treasurer and Chief Financial Officer

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                            EXHIBIT INDEX

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Exhibit No.

99.1            Press Release dated July 3, 2003.


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